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                                  Exhibit B-2

                                  CERTIFICATE


I hereby certify that the Form U-9C-3 for Powergen plc for the previous quarter has been provided to the state commissions listed below:

Kentucky Public Service Commission
211 Sower Boulevard
Frankfurt, KY 40601


Virginia State Corporation Commission
1300 E. Main Street
Richmond, VA 23219


                                         Powergen plc


                                         By: /s/ David Jackson
                                             ----------------------------------
                                             David Jackson
                                             Corporate Secretary and
                                             General Counsel